Exhibit 99.1

Yuengling's Ice Cream Announces an Exclusive Licensing Agreement with GPO Plus to Produce Yuengling’s Ice Cream Flavored CBD + Cannabinoid Products

ATLANTA, GA and LAS VEGAS, NV, December 12, 2022 (GLOBE NEWSWIRE) – via NewMediaWire -- Yuengling’s Ice Cream Corporation (“Yuengling’s”) (OTC PINK: YCRM) is pleased to announce that it has signed an exclusive licensing agreement with GPO Plus, Inc. (OTCQB: GPOX). GPOX will develop a full line of CBD and other hemp derived cannabinoid products based on the iconic flavors of Yuengling’s Ice Cream.

“We are very excited to be working with GPOX”, said Chuck Green, Yuengling’s incoming President and CEO. “As we plan for the relaunch of Yuengling’s Ice Cream in the spring of 2023, we have been thinking of different ways to leverage the Yuengling’s brand. A licensing agreement must be with a quality organization with great products. GPOX fits both those criteria”. Robert Bohorad, Yuengling’s current President and CEO and soon to be COO and CFO, followed up, “while I got the process started, Chuck has been instrumental in advancing discussions with YIC - Online and Retail Distributors and GPOX and getting the agreement signed.”

In the nutraceutical, hemp derived products and Farm Bill Compliant Delta 8, 9 and 10, THC-o, THC-p, THC-x, THC-b, and other popular hemp derived cannabinoids including HHC, and Kratom segments, GPOX’s DISTRO+ division represents only the highest quality brands that use best in class ingredients. Additional details regarding products, flavors, launch date and where the product will be sold will be provided in a subsequent press release.

Brett H. Pojunis, CEO of GPOX added, “I grew up in New York, where Yuengling’s is a household name and a very popular brand throughout the Northeast, I am beyond excited to partner with the Yuengling’s Ice Cream family and be tasked to develop the new CBD and Cannabinoid products for such a storied, well known legacy brand. We’re extremely excited about building out the sales channels, based on our complimentary geographic reach, and developing this new suite of products based on the Yuengling’s Ice Cream flavor profiles!”

About GPOPlus+ (GPOX)

Headquartered in Las Vegas, Nevada, GPOPlus+ (OTCQB: GPOX) is a brand creation and distribution company focused on independent and regional retailers with an ever-growing product catalog, that uses the power of Group Purchasing to save businesses money, our Mission is to create value for our GPOX Members, partners, suppliers, and shareholders. For more information and to sign up for the Investor Portal, please visit www.GPOPlus.com/ir.

About DISTRO+

DISTRO+ is a Group Purchasing Organization (GPO) + distributor of premium products for the emerging specialty retailer sector and wholesalers. DISTRO+ proudly represents best-in-class brands focusing on nutraceuticals, hemp derived products including flower, prerolls, gummies, sublingual strips and more utilizing the latest compounds and ingredients such as HHC, Farm Bill Compliant Delta 8, 9 and 10, THC-o, THC-p, THC-x, THC-b, and other popular hemp derived cannabinoids, and Kratom. All of this is backed by a robust technology portal that gives our small and medium sized partners (we call them “Members”) the IT backbone to manage logistics, inventory, payments while shopping from real time product catalogs and inventory. Through the power of Group Purchasing, DISTRO+ offers its network competitive pricing with low MOQs that realize similar discounts as major retailers with large buying power

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About Yuengling’s Ice Cream (YCRM)

Yuengling’s Ice Cream was founded by American businessman Frank D. Yuengling in 1920 to help support the family brewery during Prohibition, which lasted from January, 1920 to December, 1933. Spun off as a separate company from the brewery in 1935, Yuengling's maintained a strong tradition of making exceptional gourmet ice cream products in central Pennsylvania. The fan-favorite brand advanced its legacy and its renowned dairy quality by using locally sourced dairy ingredients that contain no added hormones. The company discontinued production in 1985 when no family successor emerged. In 2014, the brand was revived and an American classic was re-born. The Yuengling's Ice Cream Corporation, as it has been since 1935, is a separately owned and operated company from D. G. Yuengling & Son, Inc Brewery. After a corporate reorganization in 2022, the company is targeting the relaunch of its storied ice cream flavors in the spring/summer of 2023.

Information about Forward-Looking Statements

This press release contains “forward-looking statements” that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and managers, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company’s need for additional funding, governmental regulation of the cannabis industry, the impact of competitive products and pricing, the demand for the Company’s products, and other risks that are detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. The Company expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of the Company with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the Company’s actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. The Company undertakes no obligation to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting Yuengling’s Ice Cream (YCRM), please refer to the Company’s recent Securities and Exchange Commission filings, which are available at www.sec.gov.

Yuengling’s Investor Relation Contacts:

Robert C. Bohorad, President and CEO

Email: IR@yuenglingsicecream.com

Phone: 570-968-4352

www.yuenglingsicecream.com

GPOX Shareholder Success Team+ Investor Relation Contacts:
Brett H. Pojunis, CEO
Email: ir@gpoplus.com
Shareholder’s Line: 855.935.GPOX (4769)

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